November 3, 2009

DREYFUS OPPORTUNITY FUNDS - DREYFUS HEALTH CARE FUND

Supplement to Prospectus dated September 1, 2009

     The Board of Trustees of Dreyfus Opportunity Funds has approved the liquidation of Dreyfus Health Care Fund (the Fund ), effective on or about January 13, 2010 (the Liquidation Date ). Accordingly, effective on or about December 1, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before December 1, 2009, and investments made pursuant to the Fund s automatic investment plans will continue, until the Fund is liquidated.

     In addition, effective on or about December 1, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ( IRAs ) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the Money Market Fund ) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.